                                                                   EXHIBIT 10.33

                                JOINDER AGREEMENT

                  The undersigned with the addresses as set forth on Schedule A hereby agree, effective as of the date of that certain Stockholders' Agreement (the "Agreement") by and between Medscape, Inc. (the "Company") and CBS Corporation, to become parties to the Agreement for the sole purpose of being bound by the terms and conditions of Section 2 and Section 7 of the Agreement.


                                             CSK VENTURE CAPITAL CO., LTD.,
________________________________             as investment manager for CSK-1(B)
TIMOTHY FALLON                                  Investment Fund


________________________________             By:
JEFFREY L. DREZNER, M.D., Ph.D.                 _____________________________
                                                Name:
                                                Title:

                                             CSK VENTURE CAPITAL CO., LTD.,
________________________________                as investment manager for CSK-2
PAUL T. SHEILS                                  Investment Fund


                                             By:
________________________________                _____________________________
PETER M. FRISHAUF                                 Name:
                                                  Title:


MEDIA TECHNOLOGY VENTURES                    CSK VENTURE CAPITAL CO., LTD.,
     ENTREPRENEURS FUND, L.P.                   as investment manager for
                                                CSK-1(A) Investment Fund


By:                                          By:
   _____________________________                _____________________________
     Name:                                        Name:
     Title:                                       Title:


MEDIA TECHNOLOGY VENTURES, L.P.              TBG INFORMATION INVESTORS, L.L.C.


By:                                          By:
   _______________________________              _____________________________
     Name:                                        Name:
     Title:                                       Title:

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
APA EXCELSIOR IV, L.P.                       WESTON PRESIDIO CAPITAL II, L.P.

By:      APA EXCELSIOR IV PARTNERS,             By:   Weston Presidio Capital
         L.P., its General Partner                    Management II, LP, its General
                                                      Partner


By:      PATRICOF & CO. MANAGERS,               By:_____________________________
         INC., its General Partner                   Name:
                                                     Title:


By:_______________________________
     Name:
     Title:


COUTTS & CO. (CAYMAN) LTD., c/o              WESTON PRESIDIO CAPITAL III, L.P.
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,         By:   Weston Presidio Capital
         its Investment Advisor                       Management III, LLC, its General
                                                      Manager


By:______________________________               By:_____________________________
      Name:                                           Name:
      Title:                                          Title:


PATRICOF PRIVATE INVESTMENT                  WPC ENTREPRENEUR FUND, L.P
CLUB, L.P.
                                                By:   Weston Presidio Capital
By:      APA EXCELSIOR IV PARTNERS                    Management III, LLC, its General
         L.P., its General Partner                    Manager

By:      PATRICOF & CO. MANAGERS,
         LLC, its General Partner               By:_____________________________
                                                      Name:
                                                      Title:
By:______________________________
      Name:
      Title:

APA EXCELSIOR FUND I                         HIGHLAND CAPITAL PARTNERS IV
                                             LIMITED PARTNERSHIP

By:                                              By:   Highland Management Partners
   __________________________                          IV LLC, its General Partner
     Name:
     Title:



_____________________________                   By:
Alan Patricof                                       __________________________
                                                     Name:
                                                     Title:

PATRICOF & CO. VENTURES, INC.                HIGHLAND ENTREPRENEURS'
                                             FUND IV, LIMITED PARTNERSHIP

By:
__________________________                   By:   Highland Entrepreneurs' Fund IV
   Name:                                           LLC, its General Partner
   Title:

                                                By:
                                                   ___________________________
                                                      Name:
                                                      Title:

                                   SCHEDULE A

                   (ADDRESSES OF PARTIES TO JOINDER AGREEMENT)



Mr. Timothy Fallon
Medscape, Inc.
134 West 29th Street, 3rd Floor
New York, NY 10001-5399

Dr. Jeffrey L. Drezner
10819 Pleasant Hill
Potomac, MD  20854

Mr. Paul T. Sheils
Medscape, Inc.
134 West 29th Street, 3rd Floor
New York, NY 10001-5399

Mr. Peter M. Frishauf
Medscape, Inc.
134 West 29th Street, 3rd Floor
New York, NY 10001-5399

Media Technology Ventures, L.P.
One First Street, Suite 2
Los Altos, CA  94022
Attn:  Mr. Barry Weinman

Media Technology Ventures Entrepreneurs Fund, L.P.
One First Street, Suite 2
Los Altos, CA  94022
Attn:  Mr. Barry Weinman

CSK Venture Capital Co., Ltd.
   as Investment Manager for CSK-1(A)
   Investment Fund
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Attn:  Mr. Kenji Suzuki

CSK Venture Capital Co., Ltd.
   as Investment Manager for CSK-1(B)
   Investment Fund
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Attn:  Mr. Kenji Suzuki

CSK Venture Capital Co., Ltd.
   as Investment Manager for CSK-2
   Investment Fund
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Attn:  Mr. Kenji Suzuki

TBG Information Investors, L.L.C.
270 East Westminster -- 2nd Floor
Lake Forest, IL  60045
Attn:  Mr. Oakleigh Thorne

APA Excelsior IV, L.P.
c/o Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022
Attn:  Mr. Alan J. Patricof

Coutts & Co. (Cayman) Ltd., c/o
  APA Excelsior IV Offshore, L.P.
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022
Attn:  Mr. Alan J. Patricof

Patricof Private Investment Club, L.P.
c/o Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022
Attn:  Mr. Alan J. Patricof
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                                                                               6
APA Excelsior Fund I
c/o Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022
Attn:  Mr. Alan J. Patricof

Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022
Attn:  Mr. Alan J. Patricof

Mr. Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY  10022

Weston Presidio Capital II, L.P.
One Federal Street, 21st Floor
Boston, MA  02110-2004
Attn:  Mr. Carlo A. von Schroeter

Weston Presidio Capital III, L.P.
One Federal Street, 21st Floor
Boston, MA  02110-2004
Attn:  Mr. Carlo A. von Schroeter

WPC Entrepreneur Fund, L.P.
One Federal Street, 21st Floor
Boston, MA  02110-2004
Attn:  Mr. Carlo A. von Schroeter

Highland Capital Partners IV Limited Partnership
Two International Place, 22nd Floor
Boston, MA  02110
Attn:  Mr. Wycliffe K. Grousbeck

Highland Entrepreneurs Fund IV Limited Partnership
Two International Place, 22nd Floor
Boston, MA  02110
Attn:  Mr. Wycliffe K. Grousbeck